UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 10, 2004

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	O-4136	41-0948334

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

3515 Lyman Boulevard
Chaska, Minnesota	55318

(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: 952-368-4300

Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1 Press release dated August 10, 2004

Item 12. Results of Operation and Financial Condition

On August 10, 2004, Lifecore Biomedical, Inc. (“Lifecore”) issued a press release setting forth Lifecore’s Fiscal 2004 fourth quarter and fiscal year end financial results. A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.

Dated: August 10, 2004	/s/ Dennis J. Allingham
Dennis J. Allingham
President & Chief Executive Officer

Exhibit Index

99.1 Press release dated August 10, 2004